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                                                                    Exhibit 10.7






To: Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee, on behalf of Banc of America Funding 2007-2 Supplemental Interest Trust

                      9062 Old Annapolis Road
                      Columbia, MD  21046  USA


Attn:                 Chris Regnier
Telephone:            410 884 2000
Fax:                  410 715 2380

cc:                   Jonathan Hartwig
Telephone:            704 683 4650
Fax:                  704 719 5165

From:                 Bank of America, N.A.
                      233 South Wacker Drive - Suite 2800
                      Chicago
                      Illinois 60606
                      U.S.A.
Department:           Swaps Operations
Telephone:            (+1) 312 234 2732
Fax:                  (+1) 866 255 1444


Date:                 27th February 2007

Our Reference No:     5014154 / 5014155
Reference Name:       Suzanne Buchta
Internal Tracking No: 2351918 / 2351630


   Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee, on behalf of Banc of America Funding 2007-2

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Supplemental  Interest  Trust,  and Bank of  America,  N.A.  (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of February 27, 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


  In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee, on behalf of Banc of America Funding 2007-2 Supplemental Interest Trust.


   General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


   Notional Amount:                For  each  Calculation  Period,  the Notional
                                   Amount shall equal the lesser of:

                                   (i) the Scheduled Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto
                                   (ii) the Class Certificate Balance of the Class T-A-4 Certificates prior to distributions on the Distribution Date (as defined in the Pooling and Servicing Agreement dated February 27, 2007) related to the Calculation Period. The Supplemental Interest Trust Trustee shall make available each month via its website a statement containing the Class Certificate Balance of the Class T-A-4 Certificates for such Calculation Period. The Supplemental Interest Trust Trustee's internet website shall

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                                   initially be located at  www.ctslink.com  and
                                   assistance   in  using  the  website  can  be
                                   obtained by calling the Trustee's investor relations desk at (301) 815-6600.

Trade Date:                        26th January 2007

Effective Date:                    25th  June 2009

Termination Date:                  25th March 2015

Fixed Amounts:

Fixed Rate Payer:                  Party B

Fixed Rate Payer
Payment Dates:                     28th February 2007, subject to adjustment  in
                                   accordance with the  Following  Business  Day
                                   Convention.

Fixed Amount:                      USD [_________]


Floating Amounts:

Floating Rate Payer:               Party A


Cap Rate I:                        6.53040 per cent

Cap Rate II:                       10.10000 per cent

Floating Rate Payer Payment
Dates:                             Early  Payments  shall  be  applicable  -   2
                                   Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer
Period End Dates:                  The 25th of each Month,  commencing  on  25th
                                   July 2009 and ending on the Termination Date.
                                   No Adjustment.

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Floating Amount:                   The product of (a) the  Notional  Amount  (b)
                                   the Floating Rate Day Count  Fraction and (c)
                                   the  Settlement   Spread   which   shall   be
                                   calculated in accordance with the following formula:

                                   If USD-LIBOR-BBA is greater than the Cap Rate I for the applicable Calculation Period, then Settlement Spread = (USD-LIBOR-BBA - applicable Cap Rate I) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                                   If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:                to be determined

Floating Rate Option:              USD-LIBOR-BBA

Designated Maturity:               1 month

Spread:                            None

Floating Rate Day
Count Fraction:                    Act/360

Reset Dates:                       First day of each Calculation Period.

Business Days:                     New York

Calculation Agent:                 Party A


      Recording of Conversations:

 Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.
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     Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:             Bank of America, N.A. - New York
                  ABA #:            026009593
                  Attn:             BOFAUS3N
                  Name:             Bank of America, N.A.
                  City:             Charlotte
                  Acct#:            6550219386
                  Attn:             Rate Derivative Settlements
                  Attn:             BOFAUS6SGDS


Party B:          Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:              121000248
                  ACCT:             3970771416
                  ACCT Name:        SAS Clearing
                  FFC:              50990104



   Offices:

   The Office of Party A for this
   Transaction is:     Charlotte - NC, United States
         Please send reset notices to fax no. (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:         Wells Fargo Bank, N.A.
                           9062 Old Annapolis Rd.
                           Columbia, MD  21045
                           Attn:  Corporate Trust Servicers - BAFC 2007-2 Trust


Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).



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Accepted and confirmed as of the date first written:

Bank of America, N.A.                   Wells Fargo Bank, N.A., solely as
                                        Supplemental Interest Trust Trustee, on
                                        behalf of Banc of America Funding 2007-2
                                        Supplemental Interest Trust

/s/ Mary Beth Knight
Mary Beth Knight
Assistant Vice President
Authorised Signatory                    By: /s/ Darron C. Woodus
                                            ---------------------------
                                        Name:  Darron C. Woodus
                                        Title: Assistant Vice President




                         Calculation
                            Period
                         Schedule to
                         Commence on:       Notional (USD)
                           6/25/2009         1,132,382.42
                           7/25/2009         7,290,085.62
                           8/25/2009         13,208,444.03
                           9/25/2009         18,896,743.61
                          10/25/2009         24,363,910.61
                          11/25/2009         29,618,525.48
                          12/25/2009         34,668,836.25
                           1/25/2010         39,522,771.39
                           2/25/2010         44,187,952.18
                           3/25/2010         44,187,952.18
                           4/25/2010         44,187,952.18
                           5/25/2010         44,187,952.18
                           6/25/2010         45,937,104.43
                           7/25/2010         47,973,974.54
                           8/25/2010         49,903,319.00
                           9/25/2010         51,729,805.92
                          10/25/2010         53,457,913.91
                          11/25/2010         55,091,939.52
                          12/25/2010         56,636,004.47
                           1/25/2011         56,849,231.29
                           2/25/2011         55,910,239.23
                           3/25/2011         53,649,958.94
                           4/25/2011         51,454,132.26
                           5/25/2011         49,321,104.23
                           6/25/2011         47,249,260.64
                           7/25/2011         45,237,027.08
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                           8/25/2011         43,282,867.92
                           9/25/2011         41,385,285.43
                          10/25/2011         39,542,818.85
                          11/25/2011         37,754,043.45
                          12/25/2011         36,017,569.71
                           1/25/2012         34,332,042.47
                           2/25/2012         32,696,140.05
                           3/25/2012         31,611,782.96
                           4/25/2012         30,559,264.97
                           5/25/2012         29,537,711.93
                           6/25/2012         28,546,272.70
                           7/25/2012         27,584,118.56
                           8/25/2012         26,650,442.67
                           9/25/2012         25,744,459.47
                          10/25/2012         24,865,404.13
                          11/25/2012         24,012,532.07
                          12/25/2012         23,185,118.38
                           1/25/2013         22,382,457.36
                           2/25/2013         21,603,862.00
                           3/25/2013         21,076,167.54
                           4/25/2013         20,561,259.73
                           5/25/2013         20,058,830.52
                           6/25/2013         19,568,579.26
                           7/25/2013         19,090,212.49
                           8/25/2013         18,623,443.81
                           9/25/2013         18,167,993.70
                          10/25/2013         17,723,589.34
                          11/25/2013         17,289,964.43
                          12/25/2013         16,866,859.11
                           1/25/2014         16,454,019.72
                           2/25/2014         16,051,198.71
                           3/25/2014         16,051,198.71
                           4/25/2014         16,051,198.71
                           5/25/2014         16,051,198.71
                           6/25/2014         16,051,198.71
                           7/25/2014         16,051,198.71
                           8/25/2014         16,051,198.71
                           9/25/2014         16,051,198.71
                          10/25/2014         16,051,198.71
                          11/25/2014         16,051,198.71
                          12/25/2014         16,051,198.71
                           1/25/2015         16,051,198.71
                           2/25/2015         16,051,198.71


Our Reference Number:     5014154 / 5014155
Internal Tracking No:     2351918 / 2351630